Exhibit 99.14

Monthly Operating Report

CASH BASIS

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	June	2015	*Includes 5/19/15 to 5/31/15
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	7/20/2015
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	7/20/2015
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASH BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

CASH RECEIPTS AND	May 19, 2015 to
DISBURSEMENTS	Jun 30, 2015
1. CASH - BEGINNING OF MONTH	$397,375.68
RECEIPTS
2. CASH SALES
3. ACCOUNTS RECEIVABLE COLLECTIONS	$2,868.22
4. LOANS AND ADVANCES
5. SALE OF ASSETS
6. LEASE & RENTAL INCOME
7. WAGES		[9]
8. OTHER (ATTACH LIST)	$655,093.16
9. TOTAL RECEIPTS	$657,961.38
DISBURSEMENTS
10. NET PAYROLL	$704.01
11. PAYROLL TAXES PAID	$35,120.80
12. SALES,USE & OTHER TAXES PAID	$2,300.00
13. INVENTORY PURCHASES
14. MORTAGE PAYMENTS
15. OTHER SECURED NOTE PAYMENTS
16. RENTAL & LEASE PAYMENTS	$14,623.13
17. UTILITIES	$13,980.31
18. INSURANCE	$86,545.94	[1]
19. VEHICLE EXPENSES
20. TRAVEL	$1,795.53
21. ENTERTAINMENT
22. REPAIRS & MAINTENANCE	$6,746.38
23. SUPPLIES	$829.51
24. ADVERTISING
25. HOUSEHOLD EXPENSES
26. CHARITABLE CONTRIBUTIONS
27. GIFTS
28. OTHER (ATTACH LIST)	$627,459.34	[9]
29. TOTAL ORDINARY DISBURSEMENTS	$790,104.95
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES
31. U.S. TRUSTEE FEES
32. OTHER (ATTACH LIST)
33. TOTAL REORGANIZATION EXPENSES	$-
34. TOTAL DISBURSEMENTS	$790,104.95
35. NET CASH FLOW	$(132,143.57)
36. CASH - END OF MONTH	$265,232.11

1 See Exhibit 1 for disbursements by LPI, Inc. on behalf of LPHI

9 See Exhibit 5 for attached list of Item 8. Other receipts and Item 28. Other disbursements.

Monthly Operating Report

CASH BASIS-1A

2015

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

CASH DISBURSEMENTS DETAIL	MONTH:	June

CASH DISBURSEMENTS

DATE	PAYEE	PURPOSE	AMOUNT

TOTAL CASH DISBURSEMENTS			$-

BANK ACCOUNT DISBURSEMENTS

CK#	DATE	PAYEE	PURPOSE	AMOUNT
		SEE EXHIBIT 1		$790,104.95

	TOTAL BANK ACCOUNT DISBURSEMENTS			$790,104.95

TOTAL DISBURSEMENTS FOR THE MONTH				$790,104.95

1 Attached Exhibit 1 lists all disbursements by LPI, Inc. on behalf of LPHI

Monthly Operating Report

CASH BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

BANK RECONCILIATIONS

	Acct #1	Acct #2	Acct #3
A. BANK:	Bank of Texas	Bank of Texas
B. ACCOUNT NUMBER:	4080	4091
C. PURPOSE (TYPE):	Checking	Checking		TOTAL
1. BALANCE PER BANK STATEMENT	$81,916.09	$121,613.76		$203,529.85
2. ADD: TOTAL DEPOSITS NOT CREDITED				$-
3. SUBTRACT: OUTSTANDING CHECKS	$9,934.10	$30,932.62		$40,866.72
4. OTHER RECONCILING ITEMS				$-
5. MONTH END BALANCE PER BOOKS	$71,981.99	$90,681.14	$-	$162,663.13
6. NUMBER OF LAST CHECK WRITTEN	1051	1008

INVESTMENT ACCOUNTS

	DATE OF	TYPE OF	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	VALUE
7. TD Bank, Life Partners, Inc. Acct 70-T202-01-2	Unknown	CD	$101,568.98
8.
9.
10.
11. TOTAL INVESTMENTS			$101,568.98

CASH

12. CURRENCY ON HAND			$1,000.00

13. TOTAL CASH - END OF MONTH			$265,232.11

Monthly Operating Report

CASH BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

ASSETS OF THE ESTATE

SCHEDULE "A"	SCHEDULE	MONTH
REAL PROPERTY	AMOUNT	June 30,2015	MONTH	MONTH
1. NONE
2.
3.
4. OTHER (ATTACH LIST)
5. TOTAL REAL PROPERTY ASSETS	$-	$-	$-	$-
SCHEDULE "B"
PERSONAL PROPERTY
1. CASH ON HAND	$1,000.00	$1,000.00
2. CHECKING, SAVINGS, ETC.	$396,375.68	$264,232.11
3. SECURITY DEPOSITS	$200,000.00	$854.77
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART	$662,950.00	$662,950.00
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES	unknown	unknown
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS	unknown	unknown
14. PARTNERSHIPS & JOINT VENTURES	$-	$-
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE	$74,313,955.94	$74,348,480.30
17. ALIMONY
18. OTHER LIQUIDATED DEBTS	$13,667,960.11	$13,797,605.80
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS	unknown	unknown
22. PATENTS & COPYRIGHTS	unknown	unknown
23. LICENSES & FRANCHISES	unknown	unknown
24. CUSTOMER LISTS	unknown	unknown
25. AUTOS, TRUCKS & OTHER VEHICLES	$4,131.00	$4,131.00
26. BOATS & MOTORS
27. AIRCRAFT	$183,244.61	$183,244.61
28. OFFICE EQUIPMENT	unknown	unknown
29. MACHINERY, FIXTURES & EQUIPMENT	$112,295.93	$112,295.93
30. INVENTORY
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)	$143,386.74	$131,827.25			[3]
36. TOTAL PERSONAL PROPERTY ASSETS	$89,685,300.01	$89,506,621.77	$-	$-
37. TOTAL ASSETS	$89,685,300.01	$89,506,621.77	$-	$-

2 Item 13. Stocks: Value of LPI Financial Services not included since financials were historically consolidated for reporting.

3 Item 35. Other: See Exhibit 2 for list.

Monthly Operating Report

CASH BASIS-4

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

MONTH:	June

LIABILITIES OF THE ESTATE

PREPETITION	SCHEDULE
LIABILITIES	AMOUNT	PAYMENTS
1. SECURED	unknown
2. PRIORITY	unknown
3. UNSECURED	$9,203,449.82	$6,881.15	6 & 7
4. OTHER (ATTACH LIST)
5. TOTAL PREPETITION LIABILITIES	$9,203,449.82	$6,881.15

POSTPETITION	DATE	AMOUNT		DUE	AMOUNT
LIABILITIES	INCURRED	OWED		DATE	PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES		$-			$-
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS) 4
7. Allison Enterprises, Inc.		$38.97
8. Ambold's		$72.52
9. American Express		$4,649.94
10. Atmos Energy		$47.79
11. AT&T Long Distance		$1,789.71
12. AT&T		$2,097.52
13. AT&T Mobility		$605.25
14. AVS Underwriting, LLC		$350.00
15. Kristen Bickham		$334.97
16. City of Waco Water Office		$854.77
17. Mark Embry		$263.83
18. EPIQ Bankruptcy Solutions		$98,992.39
19. Federal Express		$2,793.83
20. Johnnies Office Systems, Inc.		$41.64
21. Lexis Nexis		$31.98
22. City of McGregor		$85.14
23. Ozarka		$316.97
24. Professional Building Maintenance Service		$1,623.75
25. Purchase Escrow Services, LLC		$5,147.70
26. Secretary of State of Texas		$31.00
27. SolarWinds		$613.78
28. TALX Corporation (Equifax)		$1,176.11
29. Thomson Reuters		$906.10
29. Time Warner Cable		$1,455.10
29. Frontline eSolutions, LLC		$18.95
29. Thomson Reuters		$480.57
29. Millennium Trust Group		$4,172.03
29. Provident Trust Group		$13,845.45
29. (IF ADDITIONAL ATTACH LIST)
30. TOTAL OF LINES 7 - 29		$142,837.76			$-
31. TOTAL POSTPETITION LIABILITIES		$142,837.76			$-

[4]	See Exhibit 3 for detail of Postpetition Liabilities
[6]	Does not include checks written pre-petition that cleared the bank post-petition (See Exhibit 1 for detail) because these these amounts were not included in Schedule F.
[7]	Payment of pre-petition utilities authorized by court Dkt. No. 483 (See Exhibit 1 for detail)

Monthly Operating Report

CASH BASIS-4A

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

MONTH:	June

ACCOUNTS RECEIVABLE AGING

	SCHEDULE	MONTH
	AMOUNT	June 30,2015	MONTH	MONTH
1. 0 - 30	$139,889.99	$155,881.10
2. 31 - 60	$279,914.48	$44,626.95
3. 61 - 90	$77,761.72	$127,549.60
4. 91 +	$12,721,786.70	$13,021,052.05
5. TOTAL ACCOUNTS RECEIVABLE	$13,219,352.89	$13,349,109.70	$-	$-
6. AMOUNT CONSIDERED UNCOLLECTIBLE	$5,163,789.81	$5,163,789.81
7. ACCOUNTS RECEIVABLE (NET)	$8,055,563.08	$8,185,319.89	$-	$-

AGING OF POSTPETITION TAXES AND PAYABLES

	0 - 30	31-60	90+
TAXES PAYABLE	DAYS	DAYS	DAYS	Total
1. FEDERAL				$-
2. STATE				$-
3. LOCAL				$-
4. OTHER (ATTACH LIST)				$-
5. TOTAL TAXES PAYABLE	$-	$-	$-	$-

6. ACCOUNTS PAYABLE	$135,287.22	$7,550.54	$-	$142,837.76

STATUS OF POSTPETITION TAXES

	BEGINNING	AMOUNT		ENDING
	TAX	WITHHELD	AMOUNT	TAX
FEDERAL	LIABILITY	OR ACCRUED	PAID	LIABILITY
1. WITHHOLDING		$14,854.71	$14,854.71	$-
2. FICA-EMPLOYEE		$9,990.22	$9,990.22	$-
3. FICA-EMPLOYER		$9,990.22	$9,990.22	$-
4. UNEMPLOYMENT		$11.66	$11.66	$-
5. INCOME				$-
6. OTHER (ATTACH LIST)				$-
7. TOTAL FEDERAL TAXES	$-	$34,846.81	$34,846.81	$-
STATE AND LOCAL				$-
8. WITHHOLDING				$-
9. SALES				$-
10. EXCISE				$-
11. UNEMPLOYMENT		$273.99	$273.99	$-
12. REAL PROPERTY				$-
13. PERSONAL PROPERTY		$2,626.23		$2,626.23
14. OTHER (ATTACH LIST)		$2,300.00	$2,300.00	$-	[8]
15. TOTAL STATE & LOCAL	$-	$5,200.22	$2,573.99	$2,626.23
16. TOTAL TAXES	$-	$40,047.03	$37,420.80	$2,626.23

8 See Exhibit 4 attached.

Monthly Operating Report

CASH BASIS-5

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

MONTH:	June

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1. Mark Embry	Expense Reimbursement	$127.03	$127.03	[5]
2. Advance Trust & Life Es	Premium Remittance/Cost Reimb	$40,729.40	$40,729.40	[5]
3. Life Partners Holdings, Inc.	Rent & Return deposit in error	$71,398.28	$71,398.28	[5]
4. LPI Financial Services, Inc.	Forward Platform Fees	$1,938.00	$1,938.00	[5]
5. Purchase Escrow Services, LLC	Premium Remittance/Cost Reimb	$494,427.38	$494,427.38
6.
TOTAL PAYMENTS TO INSIDERS		$608,620.09	$608,620.09

PROFESSIONALS						[11]
	DATE OF COURT ORDER	AMOUNT	AMOUNT	TTL PAID	TOTAL INCURRED
NAME	AUTHORIZING PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1. Asset Servicing Group					$167,656.00	[11]
2. Bridgepoint Consulting					$70,391.90	[11]
3. Epiq Bankruptcy Solutions					$430,596.00	[11]
4. Kim Hinkle, Attorney at Law					$46,400.00	[11]
5. MMS Advisors					$36,000.00	11 & 12
6. Munsch, Hardt, Kopf & Harr,P.C.					$150,000.00	[11]
7. Thompson & Knight LLP					$1,100,000.00	[11]
8. Tom Moran, US Trustee					$109,800.00	[11]

5.
TOTAL PAYMENTS TO PROFESSIONALS		$-	$-	$-	$2,110,843.90

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS	TOTAL
	MONTHLY	PAID	UNPAID
	PAYMENTS	DURING	POST-
NAME OF CREDITOR	DUE	MONTH	PETITION
1. Pitney Bowes Global Financial Services, LLC	$5,423.33	$-	$-	[10]
2. Pitney Bowes Global Financial Services, LLC	$906.06	$-	$-	[10]
3. Johnnies Office Systems, Inc.	$1,054.61	$1,054.61	$-
4. Great America Financial Services	$2,938.52	$2,938.52	$-
5. Life Partners Holdings, Inc.	$10,000.00	$10,000.00	$-
6. Nick Courcoumelis	$315.00	$-	$315.00
5.
6. TOTAL	$20,637.52	$13,993.13	$315.00

[5]	See Exhibit 1 for payment details.
[10]	These lease payments are quarterly, not monthly.
[11]	Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc. Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.
[12]	MMS Advisors incurred fees and expenses March-June 30th in the estimated amount of $342,000.00, however, their retention was approved beginning as of June 11th, so only a portion of this amount is reflected above.

Monthly Operating Report

CASH BASIS-6

2015

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

MONTH:	June

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?	X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 2. Checks written pre-petition cleared the bank post-petition. See Exhibit 1 for checks.

Questionnaire Item 4. Approval of Motion authorizing payments of pre-petition amounts owed to Utility Companies 6/17/15 Dkt. No. 483

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW	X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF		PERIOD	PAYMENT AMOUNT
POLICY	CARRIER	COVERED	& FREQUENCY
Workers' Compensation	Service Lloyds Ins Co	06/14/15 - 06/14/16	$316.00 /month

Life Partners, Inc. Case No. 15-41995	EXHIBIT 1

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT
112079	05/12/15	Ambold's	Repairs & Maintenance	$72.52	[6]
112084	05/12/15	Leonard Graham	Repairs & Maintenance	$1,082.50	[6]
112085	05/12/15	Professional Building Maintenance Service	Repairs & Maintenance	$1,623.75	[6]
112091	05/12/15	Vi3 Technologies, Inc.	Outside Services	$1,280.14	[6]
111932	04/09/15	Nick Courcoumelis	Rental & Lease Payments	$315.00	[6]
112063	05/06/15	Nick Courcoumelis	Rental & Lease Payments	$315.00	[6]
112099	05/19/15	Kristen Bickham	Travel	$342.75	[6]
wire	05/20/15	CG Web Systems Limited	Software Licenses & Support	$2,301.00
TRANSFER	05/21/15	Life Partners Holdings, Inc.	Tfrd to LPHI BoTX Acct in error	$61,398.28	[5]
001347	05/21/15	Christina Butler	Net Payroll	$704.01
ACH 052115	05/21/15	MyPay Solutions-Tax Impound	Payroll Taxes Paid	$20,758.02
ACH 052115	05/21/15	Voya National Trust182	Payroll-401K deductions	$4,514.98
wire	05/28/15	Purchase Escrow Services, LLC	Cost Reimbursement	$13,468.13	[5]
ACH 060415	06/04/15	Voya National Trust182	Payroll-401K deductions	$4,579.82
PREAUTHACH	06/01/15	Deluxe Business Checks & Solutions	Supplies	$219.73
ACH 061815	06/18/15	MyPay Solutions-TX CS Impound	Payroll Garnishment	$151.86
ACH 061815	06/18/15	MyPay Solutions	Outside Services	$94.61
ACH 061815	06/18/15	Voya National Trust182	Payroll-401K deductions	$4,627.60
BANK FEE	06/12/15	Bank of Texas	Bank Analysis Fee	$155.42
BANK FEE	06/08/15	Bank of Texas	Bank Wire Fees	$6.00
ACH061815	06/18/15	MyPay Solutions-Tax Impound	Payroll Taxes Paid	$14,362.78
BANK FEE	06/18/15	Bank of Texas	Stop Payment Fee	$34.50
PREAUTHACH	06/18/15	Deluxe Business Checks & Solutions	Supplies	$177.21
TRANSFER	06/26/15	LPI Financial Services, Inc		$1,938.00	[5]
000107	06/10/15	Arizona Department of Revenue	Sales, Use & Other Taxes Paid	$50.00
000108	06/10/15	Louisiana Dept. of Revenue	Sales, Use & Other Taxes Paid	$2,000.00
000109	06/10/15	Purchase Escrow Services, LLC	Flow Thru Premiums	$27,233.17	[5]
000110	06/10/15	Purchase Escrow Services, LLC	Flow Thru Premiums	$731.75	[5]
000111	06/10/15	Purchase Escrow Services, LLC	Flow Thru Premiums	$4,152.89	[5]
000112	06/10/15	AT&T Mobility	Utilities	$930.24
000114	06/10/15	FED EX	Courier Services	$144.94
000115	06/10/15	Johnnies Office Systems	Repairs & Maintenance	$41.64
000116	06/10/15	Johnnies Office Systems	Rental & Lease Payments	$1,054.61
000117	06/10/15	Life Partners Holdings, Inc.	Rental & Lease Payments	$10,000.00	[5]
000118	06/10/15	Office Depot, Inc.	Supplies	$66.99
000119	06/11/15	Dr. Stuart Orsher	Medical Records	$250.00
000120	06/11/15	Provident Trust Group	Premiums Advance	$121.22
000121	06/11/15	Service Lloyds Insurance Company	Insurance-Workers' Comp	$351.00
000122	06/11/15	Purchase Escrow Services, LLC	Premiums Advance	$9,622.22	[5]
000123	06/15/15	Purchase Escrow Services, LLC	Flow Thru Premiums	$59,939.57	[5]
000125	06/16/15	Kristen Bickham	Travel	$648.68
000127	06/16/15	Mark Embry	Travel	$127.03	[5]
000128	06/16/15	GreatAmerica Financial Services	Rental & Lease Payments	$2,938.52
000129	06/16/15	Lincoln National Life Insurance Co.	Insurance-Employee Benefits	$1,073.26
000130	06/16/15	Vision Service Plan	Insurance-Employee Benefits	$335.61
000124	06/16/15	Bird Kultgen-Ford	Repairs & Maintenance	$506.12
000131	06/16/15	Blue Cross Blue Shield	Insurance-Employee Benefits	$23,430.03
000132	06/17/15	Purchase Escrow Services, LLC	Flow Thru Premiums	$7,916.55	[5]
001001	06/18/15	Purchase Escrow Services, LLC	Premiums Advance	$24,396.50	[5]
001002	06/18/15	Conexus SG	Software Licenses & Support	$3,242.30
001003	06/19/15	Paytime Network, LLC	Outside Services	$175.00
001004	06/19/15	Allison Enterprises, Inc	Repairs & Maintenance	$38.97
001005	06/19/15	Atmos Energy	Utilities	$45.06	[7]
001006	06/19/15	AT&T	Utilities	$128.96	[7]
001007	06/19/15	AT & T Long Distance	Utilities	$1,789.71	[7]
001008	06/19/15	AT&T	Utilities	$2,202.66	[7]
001009	06/19/15	AT&T	Utilities	$56.06
001010	06/19/15	AT & T Long Distance	Utilities	$628.43	[7]
001011	06/19/15	City of Waco Water Office	Utilities	$739.19	[7]
001012	06/19/15	Life Account, LLC	Outside Services	$270.00
001013	06/19/15	FED EX	Courier Services	$111.30
001014	06/19/15	City of McGregor	Utilities	$60.14	[7]
001015	06/19/15	Reliant Energy	Utilities	$10.19	[7]
001016	06/19/15	Reliant Energy	Utilities	$1,179.21	[7]
001017	06/19/15	Reliant Energy	Utilities	$28.39	[7]
001018	06/19/15	Reliant Energy	Utilities	$1,720.64	[7]
001019	06/19/15	Reliant Energy	Utilities	$36.03	[7]
001020	06/19/15	Reliant Energy	Utilities	$10.06
001021	06/19/15	Reliant Energy	Utilities	$28.38
001022	06/19/15	Reliant Energy	Utilities	$1,819.75
001023	06/19/15	Reliant Energy	Utilities	$1,369.49
001024	06/19/15	Reliant Energy	Utilities	$48.92
001025	06/19/15	Sedona Staffing Service	Outside Services	$1,389.61
001026	06/19/15	Time Warner Cable	Utilities	$69.52
001027	06/19/15	Frontline eSolutions, LLC	Outside Services	$18.95

Life Partners, Inc. Case No. 15-41995	EXHIBIT 1

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT
001028	06/19/15	Purchase Escrow Services, LLC	Premiums Advance	$2,960.70	[5]
001029	06/19/15	Advance Trust & Life Escrow Services, LTA	Trust Fees/Cost Reimbursement	$16,789.57	[5]
001030	06/26/15	Ambold's	Repairs & Maintenance	$72.52
001031	06/26/15	AT&T	Utilities	$46.37
001032	06/26/15	AT&T	Utilities	$250.54
001033	06/26/15	AT & T Long Distance	Utilities	$113.02
001034	06/26/15	Kristen Bickham	Travel	$677.07
001035	06/26/15	Blue Cross Blue Shield	Insurance-Employee Benefits	$25,426.98
001036	06/26/15	City of Waco Water Office	Utilities	$669.35
001037	06/26/15	FED EX	Courier Services	$910.29
001038	06/26/15	Leonard Graham	Repairs & Maintenance	$1,404.43
001039	06/26/15	Ladybug Termite & Pest Control	Repairs & Maintenance	$150.00
001040	06/26/15	Lincoln National Life Insurance Co.	Insurance-Employee Benefits	$1,312.41
001041	06/26/15	Professional Building Maintenance Service	Repairs & Maintenance	$680.92
001042	06/26/15	Rabroker	Repairs & Maintenance	$1,073.01
001043	06/26/15	Sedona Staffing Service	Outside Services	$1,761.05
001044	06/26/15	SHRED-IT US JV LLC	Outside Services	$210.00
001045	06/26/15	Vi3 Technologies, Inc.	Outside Services	$1,280.14
001046	06/26/15	Vision Service Plan	Insurance-Employee Benefits	$328.29
001047	06/26/15	Advance Trust & Life Escrow Services, LTA	Premiums Advance	$4,130.38	[5]
001048	06/26/15	Anthem Life Ins. Company	BK Premiums	$725.55
001049	06/26/15	Farmers New World Life Ins. Co.	BK Premiums	$410.50
001050	06/26/15	Purchase Escrow Services, LLC	Premiums Advance	$101,714.46	[5]
001051	06/29/15	Advance Trust & Life Escrow Services, LTA	Premiums Advance	$114.29	[5]
wire	06/12/15	Purchase Escrow Services, LLC	Cost Reimbursement	$19,894.38	[5]
wire	06/24/15	Purchase Escrow Services, LLC	Cost Reimbursement	$23,471.52	[5]
wire	06/03/15	State of Connecticut	Sales, Use & Other Taxes Paid	$250.00
wire	06/01/15	Purchase Escrow Services, LLC	Cost Reimbursement	$4,000.00	[5]
wire	06/01/15	AFCO	Insurance paid on behalf of LPHI	$34,288.36	[1]
wire	06/02/15	Purchase Escrow Services, LLC	Premiums Advance	$506.98	[5]
PREAUTHACH	06/01/15	Deluxe Business Checks & Solutions	Supplies	$219.73
BANK FEE	06/10/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/12/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/12/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/15/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/18/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/18/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/18/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/18/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/18/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/19/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/19/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/19/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/19/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/19/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/19/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/19/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/19/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/19/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/12/15	Bank of Texas	Bank Analysis Fee	$67.50
PREAUTHACH	06/18/15	Deluxe Business Checks & Solutions	Supplies	$145.85
BANK FEE	06/30/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/25/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/24/15	Bank of Texas	Bank Wire Fees	$6.00
BANK FEE	06/24/15	Bank of Texas	Bank Wire Fees	$6.00
001001	06/24/15	Purchase Escrow Services, LLC	Flow Thru Premiums	$12,668.21	[5]
001002	06/24/15	Purchase Escrow Services, LLC	Flow Thru Premiums	$54,658.80	[5]
001003	06/24/15	Purchase Escrow Services, LLC	Flow Thru Premiums	$79,337.91	[5]
001004	06/26/15	Advance Trust & Life Escrow Services, LTA	Flow Thru Premiums	$8,853.90	[5]
001005	06/26/15	Purchase Escrow Services, LLC	Flow Thru Premiums	$27,662.28	[5]
001006	06/29/15	Advance Trust & Life Escrow Services, LTA	Flow Thru Premiums	$10,841.26	[5]
001007	06/29/15	Purchase Escrow Services, LLC	Flow Thru Premiums	$9,594.25	[5]
001008	06/29/15	Purchase Escrow Services, LLC	Flow Thru Premiums	$10,497.11	[5]
			TOTAL BANK ACCOUNT DISBURSEMENTS	$790,104.95

[1]	Disbursement by LPI, Inc. on behalf of LPHI.
[5]	Incuded on CASH BASIS-5 as an insider payment.
[6]	These are checks written pre-petition that cleared the bank post-petition.
[7]	These checks include payment of amounts that are pre-petition.

The following were not included in disbursements for the reasons provided:					Reason not included:
BANK FEE	05/29/15	Bank of America	Bank Analysis Fee	$198.78	Fee was reversed
0000106696	06/22/15	Purchase Escrow Services, LLC	Bank Return A/R Collections-Pd in Error	$3,198.00	Payment stopped on check deposited
BANK FEE	06/01/15	Bank of Texas	NFS Charge	$65.50	Fee was reversed

Life Partners, Inc. Case No. 15-41995	EXHIBIT 2
Other Personal Property

	SCHEDULE	MONTH	MONTH	MONTH
DESCRIPTION	AMOUNT	June 30,2015
PREPAID INSURANCE - THE NITSCHE GROUP INC.	$39,853.51	$38,835.10
RETAINER - AGUIRRE LAW	$26,925.36	$26,925.36
RETAINER - LAW OFFICE OF HARRIET O'NEILL	$15,000.00	$15,000.00
RETAINER - MCGLADREY LLP	$15,000.00	$15,000.00
RETAINER - C. ALFRED MACKENZIE RETAINER	$11,407.57	$4,792.50
PREPAID - AMERICAN EXPRESS	$6,884.16	$2,958.15
RETAINER - LAW OFFICE OF DOUGLAS M BERMAN	$5,368.75	$5,368.75
RETAINER - DR. JAMES LINEBACK	$5,000.00	$5,000.00
PREPAID TAXES - FRANCHISE TAX BOARD	$4,800.00	$4,800.00
RETAINER - WEST & ASSOCIATES LLP	$4,750.77	$4,750.77
RETAINER - SQUIRES BATTON BOGGS (US) LLP	$4,226.00	$4,226.00
RETAINER - HORWOOD, MARCUS & BERK	$2,867.62	$2,867.62
RETAINER - MCGARRY & LAUFENBERG	$1,303.00	$1,303.00

TOTAL	$143,386.74	$131,827.25

Date:
Time: User:
Friday, July 17, 2015	EXHIBIT 3
11:52AM BSTRIPLING

Life Partners Inc

Period Sensitive Aged AP - Detail

Period: 04-16 As of: 6/30/2015

Page:

Report:

Company:

1 of 5

03681d.rpt

01

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	31 To 60	61 To 90	Over 90	Balance
Company:	01
AIRF00	Allison Enterprises, Inc.	A
234414	132376	VO	A	7/17/2015	7/17/2015	7/8/2015	38.97	0.00	0.00	0.00	0.00	38.97
Vendor Total	38.97	0.00	0.00	0.00	0.00	38.97
AMBO00	Ambold's	A
234531	3557 6/30/15	VO	A	7/30/2015	7/30/2015	7/29/2015	72.52	0.00	0.00	0.00	0.00	72.52
Vendor Total	72.52	0.00	0.00	0.00	0.00	72.52
AMER01	American Express	A
234343	5-01003xMay	VO	A	5/29/2015	6/13/2015	6/9/2015	0.00	235.00	0.00	0.00	0.00	235.00
234437	6-81004xMay	VO	A	5/29/2015	5/29/2015	5/29/2015	0.00	0.00	550.89	0.00	0.00	550.89
234438	6-81004xMay	AD	A	5/29/2015	5/29/2015	0.00	0.00	-550.89	0.00	0.00	-550.89
234534	9-93009xJun1	VO	A	6/28/2015	7/13/2015	7/8/2015	4,649.94	0.00	0.00	0.00	0.00	4,649.94
234680	5-01003AppD	AD	A	6/28/2015	6/28/2015	0.00	-235.00	0.00	0.00	0.00	-235.00
234681	5-01003xJun1	VO	A	6/28/2015	6/28/2015	6/28/2015	0.00	467.24	0.00	0.00	0.00	467.24
234682	6-81004xJun1	VO	A	6/28/2015	6/28/2015	6/28/2015	0.00	2,672.88	0.00	0.00	0.00	2,672.88
234683	6-81004AppD	AD	A	6/28/2015	6/28/2015	0.00	-2,672.88	0.00	0.00	0.00	-2,672.88
234684	5-01003AppD	AD	A	6/28/2015	6/28/2015	0.00	-467.24	0.00	0.00	0.00	-467.24
Vendor Total	4,649.94	0.00	0.00	0.00	0.00	4,649.94
ATMO00	Atmos Energy	A
234522	3026943263	VO	A	7/9/2015	7/9/2015	7/8/2015	47.79	0.00	0.00	0.00	0.00	47.79
Vendor Total	47.79	0.00	0.00	0.00	0.00	47.79
ATT006	AT & T Long Distance	A
234527	25475177970	VO	A	7/7/2015	7/10/2015	7/7/2015	1,789.71	0.00	0.00	0.00	0.00	1,789.71
Vendor Total	1,789.71	0.00	0.00	0.00	0.00	1,789.71
ATT279	AT&T	A
234503	2412438209	VO	A	7/9/2015	7/9/2015	7/9/2015	2,097.52	0.00	0.00	0.00	0.00	2,097.52
Vendor Total	2,097.52	0.00	0.00	0.00	0.00	2,097.52
ATT352	AT&T Mobility	A
234528	832678352x0	VO	A	7/11/2015	7/16/2015	7/8/2015	605.25	0.00	0.00	0.00	0.00	605.25

Date:

Time: User:

Friday, July 17, 2015

11:52AM BSTRIPLING

Life Partners Inc

Period Sensitive Aged AP - Detail

Period: 04-16 As of: 6/30/2015

Page:

Report:

Company:

2 of 5

03681d.rpt

01

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
Vendor Total	605.25	0.00	0.00	0.00	0.00	605.25
AVS001	AVS Underwriting, LLC
234417	LPI053115	VO	A	6/30/2015	6/24/2015	350.00	0.00	0.00	0.00	0.00	350.00
Vendor Total	350.00	0.00	0.00	0.00	0.00	350.00
BICK00	Kristen Bickham
234524	ExpRpt 6/25/1	VO	A	7/6/2015	7/6/2015	334.97	0.00	0.00	0.00	0.00	334.97
Vendor Total	334.97	0.00	0.00	0.00	0.00	334.97
CITY00	City of Waco Water Office
234497	313896-21150	VO	A	7/5/2015	7/5/2015	7/5/2015	466.75	0.00	0.00	0.00	0.00	466.75
234498	313896-21139	VO	A	7/5/2015	7/5/2015	7/5/2015	388.02	0.00	0.00	0.00	0.00	388.02
Vendor Total	854.77	0.00	0.00	0.00	0.00	854.77
EMBR00	Mark Embry
234504	ExpRpt 6/30/1	VO	A	6/30/2015	6/30/2015	6/30/2015	263.83	0.00	0.00	0.00	0.00	263.83
Vendor Total	263.83	0.00	0.00	0.00	0.00	263.83
EPIQ00	EPIQ Systems Acquisition, Inc.
234499	90112888	VO	A	6/30/2015	6/30/2015	6,243.00	0.00	0.00	0.00	0.00	6,243.00
234500	90115612	VO	A	6/30/2015	6/30/2015	583.77	0.00	0.00	0.00	0.00	583.77
234501	90115611	VO	A	6/30/2015	6/30/2015	92,165.62	0.00	0.00	0.00	0.00	92,165.62
Vendor Total	98,992.39	0.00	0.00	0.00	0.00	98,992.39
FEDE00	FED EX
234517	5-075-72859	VO	A	7/10/2015	7/10/2015	7/8/2015	1,271.33	0.00	0.00	0.00	0.00	1,271.33
234519	6-495-16301	VO	A	7/11/2015	7/11/2015	7/8/2015	48.17	0.00	0.00	0.00	0.00	48.17
234520	5-082-78261	VO	A	7/17/2015	7/17/2015	7/15/2015	1,438.69	0.00	0.00	0.00	0.00	1,438.69
234650	6-497-77693	VO	A	7/18/2015	7/18/2015	7/18/2015	35.64	0.00	0.00	0.00	0.00	35.64
Vendor Total	2,793.83	0.00	0.00	0.00	0.00	2,793.83
JOHN00	Johnnies Office Systems, Inc.
234410	168964	VO	A	6/27/2015	6/27/2015	6/27/2015	0.00	41.64	0.00	0.00	0.00	41.64
Vendor Total	0.00	41.64	0.00	0.00	0.00	41.64

Date:

Time: User:

Friday, July 17, 2015

11:52AM BSTRIPLING

Life Partners Inc

Period Sensitive Aged AP - Detail

Period: 04-16 As of: 6/30/2015

Page:

Report:

Company:

3 of 5

03681d.rpt

01

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
LEXI00	LexisNexis
234652	5019870-2015	VO	A	7/13/2015	7/13/2015	15.99	0.00	0.00	0.00	0.00	15.99
234653	5019870-2015	VO	A	7/13/2015	7/13/2015	15.99	0.00	0.00	0.00	0.00	15.99
Vendor Total	31.98	0.00	0.00	0.00	0.00	31.98
MCGR01	City of McGregor
234529	10-0133-01	VO	A	6/22/2015	7/10/2015	7/7/2015	85.14	0.00	0.00	0.00	0.00	85.14
Vendor Total	85.14	0.00	0.00	0.00	0.00	85.14
OZAR00	Ozarka
234418	15F01169766	VO	A	6/16/2015	7/6/2015	7/1/2015	316.97	0.00	0.00	0.00	0.00	316.97
Vendor Total	316.97	0.00	0.00	0.00	0.00	316.97
PROF00	Professional Building Maintena
234532	14146	VO	A	7/30/2015	7/30/2015	7/29/2015	784.81	0.00	0.00	0.00	0.00	784.81
234533	14147	VO	A	7/30/2015	7/30/2015	7/29/2015	838.94	0.00	0.00	0.00	0.00	838.94
Vendor Total	1623.75	0.00	0.00	0.00	0.00	1623.75
PURC00	Purchase Escrow Services, LLC	A
234468	1235062	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	103.37	0.00	0.00	0.00	103.37
234469	1235074	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	68.23	0.00	0.00	0.00	68.23
234470	1235266	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	536.19	0.00	0.00	0.00	536.19
234471	1235287	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	4.34	0.00	0.00	0.00	4.34
234472	1235349	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	37.57	0.00	0.00	0.00	37.57
234473	1235372	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	90.36	0.00	0.00	0.00	90.36
234474	1235487	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	336.39	0.00	0.00	0.00	336.39
234475	1235488	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	294.34	0.00	0.00	0.00	294.34
234476	1235489	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	420.49	0.00	0.00	0.00	420.49
234477	1235490	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	420.49	0.00	0.00	0.00	420.49
234478	1235491	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	424.52	0.00	0.00	0.00	424.52
234479	1235498	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	104.27	0.00	0.00	0.00	104.27
234480	1235499	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	19.23	0.00	0.00	0.00	19.23
234481	1235500	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	116.03	0.00	0.00	0.00	116.03

Date:

Time: User:

Friday, July 17, 2015

11:52AM BSTRIPLING

Life Partners Inc

Period Sensitive Aged AP - Detail

Period: 04-16 As of: 6/30/2015

Page:

Report:

Company:

4 of 5

03681d.rpt

01

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
234482	1235641	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	4.93	0.00	0.00	0.00	4.93
234483	1235832	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	80.97	0.00	0.00	0.00	80.97
234484	1236006	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	271.50	0.00	0.00	0.00	271.50
234485	1236007	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	543.00	0.00	0.00	0.00	543.00
234486	1236282	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	7.18	0.00	0.00	0.00	7.18
234487	1236546	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	13.67	0.00	0.00	0.00	13.67
234488	1236576	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	120.72	0.00	0.00	0.00	120.72
234489	1236597	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	15.60	0.00	0.00	0.00	15.60
234490	1236684	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	734.34	0.00	0.00	0.00	734.34
234491	1236860	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	20.82	0.00	0.00	0.00	20.82
234492	1236868	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	320.88	0.00	0.00	0.00	320.88
234493	1236939	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	11.86	0.00	0.00	0.00	11.86
234494	1236941	VO	A	6/13/2015	6/13/2015	6/13/2015	0.00	26.41	0.00	0.00	0.00	26.41
Vendor Total	0.00	5,147.70	0.00	0.00	0.00	5,147.70
SECR00	Secretary of State of Texas	A
234651	147702374	VO	A	6/30/2015	6/30/2015	6/30/2015	31.00	0.00	0.00	0.00	0.00	31.00
Vendor Total	31.00	0.00	0.00	0.00	0.00	31.00
SOLA00	SolarWinds	A
234523	IN229738	VO	A	7/30/2015	7/22/2015	613.78	0.00	0.00	0.00	0.00	613.78
Vendor Total	613.78	0.00	0.00	0.00	0.00	613.78
TALX00	TALX Corporation	A
234351	1852732	VO	A	7/8/2015	7/8/2015	7/1/2015	408.59	0.00	0.00	0.00	0.00	408.59
234685	1866088	VO	A	8/7/2015	8/7/2015	8/7/2015	767.52	0.00	0.00	0.00	0.00	767.52
Vendor Total	1,176.11	0.00	0.00	0.00	0.00	1,176.11
THOM03	Thomson Reuters	A
234325	15183438	VO	H	6/2/2015	6/2/2015	0.00	906.10	0.00	0.00	0.00	906.10

234325	15183438	VO	A	6/02/2015	6/02/2015	0.00	906.10	0.00	0.00	0.00	906.10
Vendor Total	0.00	906.10	0.00	0.00	0.00	906.10
TIME00 Time Warner Cable	A

Date:

Time: User:

Friday, July 17, 2015

11:52AM BSTRIPLING

Life Partners Inc

Period Sensitive Aged AP - Detail

Period: 04-16 As of: 6/30/2015

Page:

Report:

Company:

5 of 5

03681d.rpt

01

Vendor			Master	Doc	Vendor/	Disc	Due	Pay			Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
234633	1214136 Jun1			VO	A	6/6/2015	6/6/2015	6/6/2015	0.00	1,455.10	0.00	0.00	0.00	1,455.10
						Vendor Total			0.00	1,455.10	0.00	0.00	0.00	1,455.10
UCON00	Frontline eSolutions, LLC				A
234530	7CEDDDA1			VO	A		7/6/2015	7/6/2015	18.95	0.00	0.00	0.00	0.00	18.95
						Vendor Total			18.95	0.00	0.00	0.00	0.00	18.95
WEST00	Thomson Reuters				A
234441	831956911			VO	A	7/01/2015	7/01/2015	7/01/2015	480.57	0.00	0.00	0.00	0.00	480.57
						Vendor Total			480.57	0.00	0.00	0.00	0.00	480.57
						Company Total			117,269.74	7,550.54	0.00	0.00	0.00	124,820.28

Add back liability for 7/1/15 checks posted to wrong period:
Millennium Trust Co.	$4,172.03
Provident Trust Group	$13,845.45
TOTAL	$142,837.76

Life Partners, Inc. Case No. 15-41995	EXHIBIT 4

OTHER TAXES
CK#	DATE	PAYEE	PURPOSE	AMOUNT
000107	06/10/15	Arizona Department of Revenue	Sales, Use & Other Taxes Paid	$50.00
000108	06/10/15	Louisiana Dept. of Revenue	Sales, Use & Other Taxes Paid	$2,000.00
wire	06/03/15	State of Connecticut	Sales, Use & Other Taxes Paid	$250.00

Life Partners, Inc. Case No. 15-41995	EXHIBIT 5
Other Receipts and Disbursements
30-Jun-15

OTHER RECEIPTS:	Received	Returned	Total
A/R Collections-Pd in Error	$3,198.00	$3,198.00	$-
Flow Thru Premiums	$332,105.13	$-	$332,105.13
from LPI FS	$250,000.00	$-	$250,000.00
Interest Earned	$14.53	$-	$14.53
LPI FS Platform Fees Received	$1,938.00	$-	$1,938.00
Other Inc-dividends on pd out policies	$3.75	$-	$3.75
Other Income	$0.11	$-	$0.11
Return of retainer	$6,141.59	$-	$6,141.59
Transfer from LPIFS	$3,441.77	$-	$3,441.77
Transferred from LPHI BoTX Acct	$61,398.28	$-	$61,398.28
Trust Fees	$50.00	$-	$50.00
Total Other Receipts			$655,093.16

OTHER DISBURSEMENTS:	Disbursed	Returned	Total
Premiums Advanced	$143,566.75	$-	$143,566.75
Bank Fees	$659.70	$264.28	$395.42
BK Premiums	$1,136.05	$-	$1,136.05
Courier Services	$1,166.53	$-	$1,166.53
Flow Thru Premiums	$314,087.65	$-	$314,087.65
LPI FS Platform Fees Forwarded	$1,938.00	$-	$1,938.00
Medical Records	$250.00	$-	$250.00
Outside Services	$6,479.50	$-	$6,479.50
Payroll Garnishment	$151.86	$-	$151.86
Payroll-401K deductions	$13,722.40	$-	$13,722.40
PES Operating Exp	$60,834.03	$-	$60,834.03
Software Licenses & Support	$5,543.30	$-	$5,543.30
Tfrd to LPHI BoTX Acct in error	$61,398.28	$-	$61,398.28
Trust Fees/Cost Reimbursement	$16,789.57	$-	$16,789.57
Voided Checks	$60,840.14	$60,840.14	$-
Total Other Disbursements			$627,459.34